Exhibit 99.1

For Immediate Release July 27, 2016	Contact: Steve Fisher Executive Vice President and CFO, Entercom (610) 660-5647 sfisher@entercom.com

ENTERCOM COMMUNICATIONS CORP.

REPORTS SECOND QUARTER RESULTS

Free Cash Flow Increased 47%

Bala Cynwyd, PA - Entercom Communications (NYSE:ETM) today reported financial results for the quarter ended June 30, 2016.

Second Quarter Highlights

•	Net revenues for the quarter increased 20% to $120.5 million

•	Station expenses increased 18% to $82.3 million

•	Station operating income increased 23% to $38.2 million

•	Adjusted EBITDA increased 21% to $30.9 million

•	Adjusted net income per share increased 27% to $0.28

•	Free cash flow increased 47% to $20.9 million

David J. Field, President and Chief Executive Officer, stated: “I am pleased to report that Entercom had another outstanding quarter as pro forma Revenue grew 5%, Adjusted EBITDA increased 21% and Free Cash Flow grew 47%. Entercom continues to deliver strong and consistent organic top line and bottom line growth driven by the great work of our talented programming and sales teams and our strategic investments in building powerful local brands and content and excellent customer marketing capabilities. Looking forward, we expect a strong second half of the year as we benefit from our excellent ratings performance, enhanced sales execution, multiple growth initiatives and election year political revenue.”

Second quarter operating results include the impact of the transaction with Lincoln Financial Media and the station exchange with Bonneville International Corporation which started in July 2015.

Additional Information

The Company’s Board of Directors has declared a dividend of $0.075 per share which will be payable on September 15, 2016 to shareholders of record as of the close of business on August 15, 2016.

As of June 30, 2016 the Company had $465.5 million of senior debt, capital leases and senior notes and $11.1 million in cash. In addition, the Company had $27.6 million in perpetual cumulative convertible preferred stock.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Wednesday July 27, 2016 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-448-4805 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs and restructuring charges; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restructuring charges; and gain or loss on sale or disposition of assets.

Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs and restructuring charges; and (ii) less net interest expense (excluding amortization of deferred financing costs), preferred stock dividends, taxes paid and capital expenditures.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs and restructuring charges; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock treated as if never converted for the purposes of Adjusted Net Income Per Share.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense).

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom

Entercom Communications Corp. (NYSE: ETM) is the fourth-largest radio broadcasting company in the U.S., reaching and engaging more than 40 million people a week through its 124 highly rated stations in 27 top markets across the country. Entercom is a purpose-driven company, deeply committed to entertaining and informing its listeners with the best locally curated music, news, sports, and talk content, driven by compelling local personalities. Entercom delivers superior ROI by connecting its customers and audiences through its leading local brands and unparalleled local marketing solutions, which include over 4,000 events each year, and its SmartReach Digital product suite. Learn more about Philadelphia-based Entercom at www.Entercom.com, Facebook and Twitter (@entercom).

Second Quarter 2016

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
STATEMENTS OF OPERATIONS
Net Revenues	$120,478	$100,592	$216,581	$179,012

Station Expenses	82,276	69,632	153,764	128,822
Station Expense - Non-Cash Compensation	363	368	590	545
Corporate Expenses	7,319	5,389	13,662	10,733
Corporate Expenses - Non-Cash Compensation	1,174	1,062	2,429	1,997
Depreciation And Amortization	2,517	1,905	4,964	3,860
Merger And Acquisition Costs And Restructuring Charges	—	2,031	—	3,754
Impairment loss	—	—	62	—
Net Gain On Sale Or Disposition of Assets	(755)	(410)	(1,219)	(567)

Total Operating Expenses	92,894	79,977	174,252	149,144

Operating Income	27,584	20,615	42,329	29,868

Other Expense Item:
Net Interest Expense	9,147	9,313	18,539	18,592

Total Other Expense	9,147	9,313	18,539	18,592

Income Before Income Taxes	18,437	11,302	23,790	11,276
Income Taxes	7,603	4,555	8,544	4,622

Net Income Available To The Company	10,834	6,747	15,246	6,654
Preferred Stock Dividend	412	—	825	—

Net Income Available To Common Shareholders	$10,422	$6,747	$14,421	$6,654

Net Income Available To Common Shareholders Per Share - Basic	$0.27	$0.18	$0.37	$0.17

Net Income Available To Common Shareholders Per Share - Diluted	$0.26	$0.17	$0.37	$0.17

Weighted Common Shares Outstanding - Basic	38,469	38,074	38,463	38,071

Weighted Common Shares Outstanding - Diluted	41,130	38,929	39,274	39,027

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$1,073	$2,750	$2,038	$4,744
Income Taxes Paid	$68	$65	$208	$81
Cash Interest	$15,227	$14,595	$18,307	$17,456
Cash Dividends On Preferred Stock	$412	$—	$825	$—
SELECTED BALANCE SHEET DATA	June 30,
	2016	2015
Cash and Cash Equivalents	$11,071	$43,663
Senior Debt - Term B Loan And Other (Includes Current Debt)	$230,093	$260,500
Senior Debt - Revolver (Includes Current Debt)	$17,000	$—
Senior Notes	$218,453	$218,094
Perpetual Cumulative Convertible Preferred Stock	$27,619	$—
Total Shareholders’ Equity	$373,678	$336,728

OTHER FINANCIAL DATA

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$82,639	$70,000	$154,354	$129,367
Station Expenses - Non-Cash Compensation	(363)	(368)	(590)	(545)

Station Expenses	$82,276	$69,632	$153,764	$128,822

Reconciliation Of GAAP Corporate General & Administrative Expenses
To Corporate Expenses
Corporate General & Administrative Expenses	$8,493	$6,451	$16,091	$12,730
Corporate Expenses - Non-Cash Compensation	(1,174)	(1,062)	(2,429)	(1,997)

Corporate Expenses	$7,319	$5,389	$13,662	$10,733

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$27,584	$20,615	$42,329	$29,868
Corporate Expenses	7,319	5,389	13,662	10,733
Corporate Expenses - Non-Cash Compensation	1,174	1,062	2,429	1,997
Station Expenses - Non-Cash Compensation	363	368	590	545
Depreciation And Amortization	2,517	1,905	4,964	3,860
Impairment Loss	—	—	62	—
Merger And Acquisition Costs And Restructuring Charges	—	2,031	—	3,754
Net Gain On Sale Or Disposition of Assets	(755)	(410)	(1,219)	(567)

Station Operating Income	$38,202	$30,960	$62,817	$50,190

Reconciliation Of GAAP Net Income Available To Common
Shareholders To Adjusted EBITDA
Net Income Available To Common Shareholders	$10,422	$6,747	$14,421	$6,654
Income Taxes	7,603	4,555	8,544	4,622
Total Other Expense	9,147	9,313	18,539	18,592
Corporate Expenses - Non-Cash Compensation	1,174	1,062	2,429	1,997
Station Expenses - Non-Cash Compensation	363	368	590	545
Depreciation And Amortization	2,517	1,905	4,964	3,860
Impairment Loss	—	—	62	—
Preferred Stock Dividend	412	—	825	—
Merger And Acquisition Costs And Restructuring Charges	—	2,031	—	3,754
Net Gain On Sale Or Disposition of Assets	(755)	(410)	(1,219)	(567)

Adjusted EBITDA	$30,883	$25,571	$49,155	$39,457

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Reconciliation Of GAAP Net Income Available To Common
Shareholders To Free Cash Flow
Net Income Available To Common Shareholders	$10,422	$6,747	$14,421	$6,654
Depreciation And Amortization	2,517	1,905	4,964	3,860
Deferred Financing Costs Included In Interest Expense	632	716	1,319	1,423
Amortization Of Original Issue Discount Included In Interest Expense	93	84	184	165
Non-Cash Compensation Expense	1,537	1,430	3,019	2,542
Merger And Acquisition Costs And Restructuring Charges	—	2,031	—	3,754
Impairment Loss	—	—	62	—
Net Gain On Sale Or Disposition of Assets	(755)	(410)	(1,219)	(567)
Income Taxes	7,603	4,555	8,544	4,622
Capital Expenditures	(1,073)	(2,750)	(2,038)	(4,744)
Income Taxes Paid	(68)	(65)	(208)	(81)

Free Cash Flow	$20,908	$14,243	$29,048	$17,628

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$27,584	$20,615	$42,329	$29,868
Depreciation and Amortization	2,517	1,905	4,964	3,860
Non-Cash Compensation Expense	1,537	1,430	3,019	2,542
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,422)	(8,513)	(17,036)	(17,004)
Impairment Loss	—	—	62	—
Preferred Stock Dividend	(412)	—	(825)	—
Capital Expenditures	(1,073)	(2,750)	(2,038)	(4,744)
Merger And Acquisition Costs And Restructuring Charges	—	2,031	—	3,754
Net Gain On Sale Or Disposition of Assets	(755)	(410)	(1,219)	(567)
Income Taxes Paid	(68)	(65)	(208)	(81)

Free Cash Flow	$20,908	$14,243	$29,048	$17,628

Reconciliation Of GAAP Net Income Available To Common
Shareholders To Adjusted Net Income
Net Income Available To Common Shareholders	$10,422	$6,747	$14,421	$6,654
Preferred Stock Dividend	412	—	825	—
Income Taxes	7,603	4,555	8,544	4,622
Merger And Acquisition Costs And Restructuring Charges	—	2,031	—	3,754
Impairment Loss	—	—	62	—
Net Gain On Sale Or Disposition of Assets	(755)	(410)	(1,219)	(567)
Non-Cash Compensation Expense	1,537	1,430	3,019	2,542

Adjusted Income Before Income Taxes	19,219	14,353	25,652	17,005
Income Taxes	7,688	5,741	10,261	6,802

Adjusted Net Income Available To The Company	11,531	8,612	15,391	10,203
Preferred Stock Dividend	412	—	825	—

Adjusted Net Income	$11,119	$8,612	$14,566	$10,203

Numerator For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Adjusted Net Income	$11,119	$8,612	$14,566	$10,203
Preferred Stock Dividend, Treated As If Preferred Is Never Converted	—	—	—	—

	$11,119	$8,612	$14,566	$10,203

Weighted Average Diluted Shares Outstanding For Purposes
Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	41,130	38,929	39,274	39,027
Preferred Stock Dividend, Treated As If Preferred Is Never Converted	(1,923)	—	—	—

	39,207	38,929	39,274	39,027

Adjusted Net Income Per Share - Diluted	$0.28	$0.22	$0.37	$0.26